DEBT AND CAPITAL LEASES	12 Months Ended
Dec. 29, 2012
DEBT AND CAPITAL LEASES
DEBT AND CAPITAL LEASES

NOTE 4. DEBT AND CAPITAL LEASES

Short-Term Borrowings

Short-term variable rate borrowings from commercial paper issuances were $187 million (weighted-average interest rate of .4%) at December 29, 2012 and $149.4 million (weighted-average interest rate of .4%) at December 31, 2011.

Short-Term Credit Facilities

In December 2011, we amended and restated our revolving credit facility (the "Revolver") with certain domestic and foreign banks, which reduced the amount available thereunder from $1 billion to $675 million. The amendment extended the Revolver's maturity date to December 22, 2016, modified the minimum interest coverage financial covenant level, and adjusted pricing to reflect market conditions. The maturity date may be extended for one-year periods under certain circumstances as set forth in the agreement. Commitments under the Revolver may be increased by up to $250 million, subject to lender approval and customary requirements. Financing available under the Revolver is used as a back-up facility for our commercial paper issuance and can be used to finance other corporate requirements. In conjunction with the amendment, we recorded a debt extinguishment loss of $.7 million (included in "Other expense, net" in the Consolidated Statements of Income) in the fourth quarter of 2011 related to the unamortized debt issuance costs for the previous Revolver. No balances were outstanding under the Revolver as of December 29, 2012 or December 31, 2011. Commitment fees associated with this facility in 2012, 2011, and 2010 were $1.4 million, $2.5 million, and $2.6 million, respectively.

        Uncommitted lines of credit, including those for discontinued operations, were approximately $411 million and $452 million at December 29, 2012 and December 31, 2011, respectively. These lines may be cancelled at any time by us or the issuing banks. Short-term borrowings outstanding under uncommitted lines of credit were $81.1 million (weighted-average interest rate of 11.2%) and $76.2 million (weighted-average interest rate of 12.9%) at December 29, 2012 and December 31, 2011, respectively.

Long-Term Borrowings and Capital Leases

Long-term debt, including its respective weighted-average interest rates, and capital lease obligations at year-end consisted of the following:

(In millions)	2012	2011

Long-term debt and capital leases
Medium-term notes:
Series 1995 at 7.5% – due 2015 through 2025	$50.0	$50.0
Long-term notes:
Senior notes due 2013 at 4.9%	250.0	250.0
Senior notes due 2017 at 6.6%	249.4	249.2
Senior notes due 2020 at 5.4%	249.9	249.8
Senior notes due 2033 at 6.0%	150.0	150.0
Capital lease obligations	4.8	6.8
Less amount classified as current	(251.9)	(1.6)

Total long-term debt and capital leases	$702.2	$954.2

        Our medium-term notes have maturities from 2015 through 2025 and accrue interest at various fixed rates.

        Maturities of long-term debt and capital leases for each of the next five fiscal years and thereafter are expected to be as follows:

Year	(In millions)

2013 (classified as current)	$251.9
2014	1.6
2015	5.6
2016	.2
2017	249.6
2018 and thereafter	$445.2

        On January 15, 2013, we repaid $250 million of senior notes due in 2013 using commercial paper borrowings.

        In November 2010, we completed the remarketing of our remaining HiMEDS senior notes in accordance with the original terms of the HiMEDS units by purchasing approximately $109 million of these senior notes. In aggregate, this remarketing resulted in the extinguishment of approximately $109 million of senior notes and the issuance of approximately 2.1 million shares of our common stock. As a result of this remarketing, we recorded a debt extinguishment loss of $2.8 million (included in "Other expense, net" in the Consolidated Statements of Income) in the fourth quarter of 2010, which consisted of a write-off related to unamortized debt issuance costs.

        In April 2010, we issued $250 million of senior notes bearing an interest rate of 5.375% per year, due April 2020. Approximately $248 million in proceeds from the offering, net of underwriting discounts and offering expenses, were used, together with commercial paper borrowings, to repay the $325 million in indebtedness outstanding under a credit agreement of one of our wholly-owned subsidiaries ("the Credit Facility") in May 2010. In the second quarter of 2010, we recorded a debt extinguishment loss of $1.2 million (included in "Other expense, net" in the Consolidated Statements of Income) related to unamortized debt issuance costs from the Credit Facility.

Other

Our various loan agreements in effect at year-end require that we maintain specified financial covenant ratios of total debt and interest expense in relation to certain measures of income. As of December 29, 2012, we were in compliance with our financial covenants.

        Our total interest costs from continuing operations in 2012, 2011, and 2010 were $76.1 million, $75.8 million, and $80.2 million, respectively, of which $3.3 million, $4.8 million, and $3.9 million, respectively, were capitalized as part of the cost of assets.

        The fair value of our long-term debt is estimated primarily based on the credit spread above U.S. Treasury securities on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which include commercial paper and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $1.31 billion at December 29, 2012 and $1.22 billion at December 31, 2011. Fair value amounts were determined primarily based on Level 2 inputs, which are defined as inputs other than quoted prices in active markets that are either directly or indirectly observable. Refer to Note 1, "Summary of Significant Accounting Policies."